UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07089

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Pennsylvania
Intermediate
Municipal Bond	Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Pennsylvania
Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the 12-month period from December 1, 2003, through November 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas Gaylor.

The Federal Reserve Board has raised short-term interest rates four times since June 2004, the U.S. labor market is strengthening, and lower federal tax rates have made tax-advantaged investments somewhat less beneficial for many investors. Nonetheless, the municipal bond market is poised to have another consecutive calendar year of positive returns. In our view, investor demand for municipal bonds has remained strong due to concerns that record energy prices and persistent geopolitical tensions may be eroding the rate of U.S. economic growth.

In uncertain markets such as these, the tax-exempt investments that are right for you depend on your current needs, future goals, tolerance for risk and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific market sectors and most suitable investments that will satisfy most effectively your tax-exempt income and capital preservation needs.

Thank you for your continued confidence and support.

The Dreyfus Corporation December 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2004, the fund achieved a total return of 2.82% .1 In comparison, the fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 2.90% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 1.82% for the reporting period.3

Despite heightened market volatility during the spring of 2004, municipal bonds subsequently rallied as investors responded to new economic data.The fund produced higher returns than its Lipper category average, primarily because of its emphasis on bonds with maturities at the longer end of the intermediate-term range.The fund produced slightly lower returns than its benchmark, which contains bonds from many states, not just Pennsylvania, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.The fund invests at least 80% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its net assets in municipal bonds rated below investment grade (“high-yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, a struggling economy led many investors to believe that the Federal Reserve Board (the “Fed”) would leave short-term interest rates near historically low levels for the foreseeable future, supporting prices of most bonds. However, an unexpectedly stronger job market and surging energy prices in April 2004 sparked concerns that long-dormant inflationary forces might resurface. As a result, investors concluded that the Fed was likely to begin raising interest rates sooner than they had previously expected, and tax-exempt bond prices fell sharply. Bonds with intermediate-term maturities were particularly hard-hit, as some institutional investors attempted to profit from heightened price volatility.

The market’s decline proved to be relatively short lived. New data released during the summer suggested that inflation remained subdued. Indeed, despite four short-term interest-rate increases by the Fed between June and November, the longer-term bond market generally rallied as investors’ inflation concerns waned, erasing the market’s previous losses.

In addition, the fitfully growing economy began to produce better fiscal conditions for many states and municipalities. Pennsylvania has fared relatively well because of its stable population and diverse economic base. As a result, the state had little need to borrow, and the supply of newly issued Pennsylvania bonds remained low, supporting their prices.

4

In this market environment, the fund began the reporting period with an average duration — a measure of sensitivity to changing interest rates — that was slightly shorter than industry averages. While this positioning helped the fund avoid the full brunt of the springtime market decline, it prevented the fund from participating more fully in subsequent market rallies. However, we believe any duration-related weakness was alleviated by our security selection strategy, which emphasized longer-maturity bonds with provisions for early redemption by their issuers.These bonds effectively enabled the fund to capture the higher income and capital appreciation potential of longer-term securities without incurring commensurate interest-rate risks.

Although the relatively light supply of newly issued bonds offered few opportunities to upgrade the fund’s holdings over the reporting period, new purchases typically focused on premium bonds with maturities in the 12- to 15-year range.

What is the fund’s current strategy?

In our view, the Fed is likely to continue raising short-term interest rates. Accordingly, we have maintained the fund’s generally defensive investment posture. In our judgment, these are prudent strategies for today’s economic and market environments.

December 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns as of 11/30/04

	1 Year	5 Years	10 Years

Fund	2.82%	6.00%	6.29%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Pennsylvania Intermediate Municipal Bond Fund
on 11/30/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on
that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Pennsylvania municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is not limited to investments principally in Pennsylvania municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund from June 1, 2004 to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2004

Expenses paid per $1,000 †	$ 4.06
Ending value (after expenses)	$1,028.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2004

Expenses paid per $1,000 †	$ 4.04
Ending value (after expenses)	$1,021.00

  Expenses are equal to the fund’s annualized expense ratio of .80%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
November 30, 2004

	Principal
Long-Term Municipal Investments—98.2%	Amount ($)	Value ($)

Albert Gallatin Area School District
5.15%, 9/1/2014 (Insured; MBIA)	1,220,000	1,299,471
Bensalem Township
5%, 12/1/2013 (Insured; FGIC)	1,640,000	1,804,886
Bethlehem Authority, Water
5%, 11/15/2015 (Insured; FSA)	2,000,000	2,189,600
Bucks County Water and Sewer Authority, Revenue
(Neshaminy Interceptor)
5.375%, 6/1/2013 (Insured; AMBAC)	1,090,000	1,207,393
Butler Area Sewer Authority, Sewer Revenue
Zero Coupon, 1/1/2010 (Insured; FGIC)	600,000	503,562
Butler County:
5.25%, 7/15/2017 (Insured; FGIC)	1,200,000	1,349,424
5.25%, 7/15/2018 (Insured; FGIC)	1,670,000	1,877,948
Cambria County
5.875%, 8/15/2008 (Insured; FGIC)	140,000	143,241
Clarion Municipal Authority, Revenue
(Clarview Personal Care)
5.75%, 6/15/2013 (Insured; FGIC)	445,000	446,375
Council Rock School District
4.75%, 11/15/2017 (Insured; FGIC)	1,780,000	1,844,649
Delaware County 5.125%, 10/1/2017	1,000,000	1,070,620
Delaware River Port Authority
(Port District Project)
4.75%, 1/1/2012 (Insured; MBIA)	1,000,000	1,047,170
Erie School District
Zero Coupon, 9/1/2009 (Insured; FSA)	910,000	777,413
Harrisburg Authority, Office and Parking Revenue
5.75%, 5/1/2008	1,200,000	1,285,380
Harrisburg Parking Authority,
Parking Revenue
5.75%, 5/15/2014 (Insured; FSA)	740,000	841,949
Harrisburg Redevelopment Authority
Zero Coupon, 11/1/2016 (Insured; FSA)	2,000,000	1,161,720
Kennett Consolidated School District
5.25%, 2/15/2016 (Insured; FGIC)	1,000,000	1,088,490
McKeesport Area School District
Zero Coupon, 10/1/2009 (Insured; FGIC)	1,070,000	919,237

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Monroe County Hospital Authority, HR
(Pocono Medical Center)
5.50%, 1/1/2012	1,095,000	1,208,934
Monroeville Municipal Authority,
Sanitary Sewer Revenue
5.25%, 12/1/2015 (Insured; MBIA)	1,035,000	1,136,223
Mount Lebanon School District
5%, 2/15/2018	1,000,000	1,061,770
Neshaminy School District:
5%, 4/15/2016 (Insured; MBIA)	1,250,000	1,349,400
5%, 4/15/2017 (Insured; MBIA)	1,315,000	1,411,060
Norristown:
Zero Coupon, 12/15/2011	1,465,000	1,117,531
Zero Coupon, 12/15/2013	735,000	504,475
5%, 9/1/2020 (Insured; FGIC)	1,125,000	1,185,143
North Allegheny School District
5%, 5/1/2015 (Insured; FGIC)	1,625,000	1,762,979
Pennsylvania Finance Authority, Revenue
(Penn Hills Project)
5.25%, 12/1/2013 (Insured; FGIC)	2,045,000	2,157,393
Pennsylvania Higher Educational Facilities Authority,
Revenue:
Health Services (University of Pennsylvania)
5.35%, 1/1/2008	3,995,000	4,138,620
State System for Higher Education
5.25%, 12/15/2014 (Insured; AMBAC)	1,600,000	1,730,384
(UPMC Health System):
6%, 1/15/2013	1,995,000	2,233,702
6%, 1/15/2014	1,580,000	1,755,570
Pennsylvania Housing Finance Agency,
Single Family Mortgage:
5.75%, 4/1/2006	400,000	400,736
5.75%, 10/1/2006	415,000	415,764
Pennsylvania Industrial Development Authority, EDR:
7%, 1/1/2006 (Insured; AMBAC)	795,000	834,877
5.50%, 7/1/2014 (Insured; AMBAC)	2,350,000	2,627,089
Pennsylvania Infrastructure Investment Authority,
Revenue (Pennvest Loan Pool Program)
6%, 9/1/2005 (Insured; MBIA)	155,000	159,535

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Pennsylvania Intergovernmental Coop Authority,
Special Tax Revenue
(Philadelphia Funding Program)
5.25%, 6/15/2016 (Insured; FGIC)	1,200,000	1,295,568
Pennsylvania Public School Building Authority,
School Revenue
(Daniel Boone School District Project)
5%, 4/1/2017 (Insured; MBIA)	1,005,000	1,066,446
Pennsylvania Turnpike Commission,
Oil Franchise Tax Revenue:
5.25%, 12/1/2018 (Insured; AMBAC)	455,000	493,074
5.25%, 12/1/2018 (Insured; AMBAC)
(Prerefunded 12/1/2018)	545,000 [a]	598,377
Philadelphia:
5.70%, 11/15/2006 (Insured; FGIC)	370,000	378,503
5.25%, 2/15/2014 (Insured; XLCA)	2,000,000	2,189,600
Airport Revenue (Philadelphia Airport System)
5.75%, 6/15/2008 (Insured; AMBAC)	1,000,000	1,037,210
Gas Works Revenue
5.50%, 7/1/2015 (Insured; FSA)	1,550,000	1,701,141
Philadelphia Hospitals and Higher Education Facilities
Authority, Revenue:
(Jefferson Health System):
4.30%, 5/15/2006	500,000	512,300
5%, 5/15/2011	2,500,000	2,622,250
(Temple University Hospital)
6.50%, 11/15/2008	1,735,000	1,872,603
Philadelphia Municipal Authority, Lease Revenue:
5.25%, 11/15/2011 (Insured; FSA)	2,000,000	2,209,000
5.25%, 11/15/2015 (Insured; FSA)	2,115,000	2,301,564
Sayre Health Care Facilities Authority, Revenue
(Guthrie Health):
6.25%, 12/1/2013	1,800,000	2,017,764
6.25%, 12/1/2014	1,000,000	1,111,320

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Southeast Pennsylvania Transportation Authority,
Special Revenue 5.875%, 3/1/2009
(Insured; FGIC) (Prerefunded 3/1/2005)	45,000 [a]	45,890
State Public School Building Authority,
School Revenue
(York School District Project)
5%, 5/1/2018 (Insured; FSA)	545,000	579,411
Swarthmore Borough Authority, College Revenue
(Swarthmore College) 5.25%, 9/15/2020	750,000	803,108
Trinity Area School District
5.20%, 11/1/2012 (Insured; FSA)	1,235,000	1,345,286
Wayne County Hospital and Health Facilities
Authority (Wayne Memorial Hospital Project)
5.25%, 7/1/2016 (Insured; MBIA)	2,135,000	2,303,110
West Mifflin Sanitary Sewer Municipal Authority,
Sewer Revenue
4.90%, 8/1/2013 (Insured; MBIA)	880,000	938,344
Westmoreland County
Zero Coupon, 12/1/2008 (Insured; FGIC)	1,590,000	1,410,791
Wilson Pennsylvania Area School District:
5.125%, 3/15/2016 (Insured; FGIC)	1,300,000	1,400,607
5%, 5/15/2016 (Insured; FSA)	1,135,000	1,217,855
York County Hospital Authority, Revenue
(Lutheran Social Services Health Center)
6.25%, 4/1/2011	1,000,000	1,002,720
Yough School District
Zero Coupon, 10/1/2007 (Insured; FGIC)	1,000,000	923,140

Total Investments
(cost $78,629,448)	98.2%	81,426,695

Cash and Receivables (Net)	1.8%	1,529,514

Net Assets	100.0%	82,956,209

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors
EDR	Economic Development Revenue		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	XLCA	XL Capital Assurance
FSA	Financial Security Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	72.0
AA	Aa	AA	15.5
A	A	A	8.9
BBB	Baa	BBB	3.6
100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	78,629,448	81,426,695
Cash		818,325
Interest receivable		1,041,123
Receivable for shares of Beneficial Interest subscribed		1,000
Prepaid expenses		8,017
		83,295,160

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		42,535
Payable for shares of Beneficial Interest redeemed		252,153
Accrued expenses		44,263
		338,951

Net Assets ($)		82,956,209

Composition of Net Assets ($):
Paid-in capital		79,967,697
Accumulated net realized gain (loss) on investments		191,265
Accumulated net unrealized appreciation
(depreciation) on investments		2,797,247

Net Assets ($)		82,956,209

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,070,854
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.66

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended November 30, 2004
Investment Income ($):
Interest Income	3,727,802
Expenses:
Management fee—Note 3(a)	499,056
Shareholder servicing costs—Note 3(b)	92,306
Professional fees	51,168
Registration fees	14,029
Prospectus and shareholders’ reports	12,876
Custodian fees	12,019
Trustees’ fees and expenses—Note 3(c)	9,490
Loan commitment fees—Note 2	549
Miscellaneous	13,595
Total Expenses	705,088
Less—reduction in management fee due to
undertaking—Note 3(a)	(39,131)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,879)
Net Expenses	662,078
Investment Income—Net	3,065,724

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	156,348
Net unrealized appreciation (depreciation) on investments	(998,768)
Net Realized and Unrealized Gain (Loss) on Investments	(842,420)
Net Increase in Net Assets Resulting from Operations	2,223,304

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2004	2003

Operations ($):
Investment income—net	3,065,724	3,316,308
Net realized gain (loss) on investments	156,348	281,711
Net unrealized appreciation
(depreciation) on investments	(998,768)	720,021
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,223,304	4,318,040

Dividends to Shareholders from ($):
Investment income—net	(3,043,007)	(3,267,466)
Net realized gain on investments	(296,073)	(191,015)
Total Dividends	(3,339,080)	(3,458,481)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	13,715,003	14,926,952
Dividends reinvested	2,557,260	2,603,905
Cost of shares redeemed	(14,701,509)	(20,590,710)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,570,754	(3,059,853)
Total Increase (Decrease) in Net Assets	454,978	(2,200,294)

Net Assets ($):
Beginning of Period	82,501,231	84,701,525
End of Period	82,956,209	82,501,231
Undistributed investment income—net	—	16,851

Capital Share Transactions (Shares):
Shares sold	994,018	1,081,591
Shares issued for dividends reinvested	186,030	188,407
Shares redeemed	(1,071,908)	(1,489,455)
Net Increase (Decrease) in Shares Outstanding	108,140	(219,457)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,

	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.84	13.70	13.65	13.12	12.87
Investment Operations:
Investment income—net	.51[b]	.54[b]	.57[b]	.59	.61
Net realized and unrealized
gain (loss) on investments	(.14)	.17	.20	.56	.31
Total from Investment Operations	.37	.71	.77	1.15	.92
Distributions:
Dividends from investment
income—net	(.50)	(.54)	(.57)	(.59)	(.61)
Dividends from net realized
gain on investments	(.05)	(.03)	(.15)	(.03)	(.06)
Total Distributions	(.55)	(.57)	(.72)	(.62)	(.67)
Net asset value, end of period	13.66	13.84	13.70	13.65	13.12

Total Return (%)	2.82	5.16	5.81	8.94	7.38

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.86	.85	.82	.90
Ratio of net expenses
to average net assets	.80	.80	.80	.78	.80
Ratio of net investment income
to average net assets	3.69	3.93	4.21	4.36	4.72
Portfolio Turnover Rate	22.50	25.16	10.77	27.47	34.68

Net Assets, end of period
($ x 1,000)	82,956	82,501	84,702	74,037	64,739

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.21%. Per share data and ratios/supplemental data for periods prior to
December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

18

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $33,654, undistributed capital gains $157,611 and unrealized appreciation $2,940,963.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2004 and November 30, 2003, were as follows: tax exempt income $3,043,007 and $3,267,466, ordinary income $15,751 and $0 and long term capital gains $280,322 and $191,015, respectively.

During the period ended November 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $39,568, increased accumulated net realized gain (loss) on investments by $50,738 and decreased paid-in capital by $11,170. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2004, the fund did not borrow under the Facility.

The Fund 19

NOTES TO FINANCIAL STATEMENTS) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2003 through November 30, 2004 to reduce the management fee paid by the fund, if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $39,131 during the period ended November 30, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2004, the fund was charged $39,043 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2004, the fund was charged $29,678 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $41,066, and transfer agency per account fees $4,800, which are offset against an expense reimbursement currently in effect in the amount of $3,331.

20

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund’s exchange privilege. During the period ended November 30, 2004, redemption fees charged and retained by the fund amounted to $583.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2004, amounted to $19,226,816 and $18,228,420, respectively.

At November 30, 2004, the cost of investments for federal income tax purposes was $78,485,732; accordingly, accumulated net unrealized appreciation on investments was $2,940,963, consisting of $3,152,039 gross unrealized appreciation and $211,076 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Pennsylvania Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Pennsylvania Intermediate Municipal Bond Fund as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30,2004,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 3, 2005

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2004:

  all the dividends paid from investment income-net are “exempt- interest dividends” (not generally subject to regular Federal income tax and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and the fund hereby designates $.0449 per share as a long-term capital gain distribution of the $.0476 per share paid on December 5, 2003, and also designates $.0021 per share as a long-term capital gain distribution paid on July 28, 2004.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gain distributions paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186 ———————

David W. Burke (68) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83 ———————

Diane Dunst (65) Board Member (1993)

Principal Occupation During Past 5 Years:

• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 11 ———————

Rosalind Gersten Jacobs (79) Board Member (1994)

Principal Occupation During Past 5 Years:

• Merchandise and marketing consultant

No. of Portfolios for which Board Member Serves: 33 ———————

Jay I. Meltzer (76) Board Member (1993)

Principal Occupation During Past 5 Years:

  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Adjunct Clinical Professor of Medicine at Cornell Medical College

No. of Portfolios for which Board Member Serves: 11

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (75) Board Member (1993) Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 21 ———————

Warren B. Rudman (74) Board Member (1993)

Principal Occupation During Past 5 Years:

  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Allied Waste Corporation, Director
  Raytheon Company, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 20 ———————

Sander Vanocur (76) Board Member (1993)

Principal Occupation During Past 5 Years:

• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 21 ———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 26 investment companies (comprised of 55 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

28

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

For More	Information

Dreyfus	Transfer Agent &
Pennsylvania Intermediate	Dividend Disbursing Agent
Municipal Bond Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0105AR1104

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25, 900 in 2003 and $27,195 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $125,000 in 2003 and $178,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,395 in 2003 and $2,674 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $69 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $292,712 in 2003 and $653,655 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 2, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 2, 2005

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)